CERTIFICATION PURSUANT TO
                       SECTION 906 (18 U.S.C. SECTION 1350)
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Emeritus Corporation, a Washington corporation (the "Company"), on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Annual Report"), I, Raymond R. Brandstrom, Chief Financial Officer of the Company, certify, pursuant to Section 906 (18 U.S.C. Section 1350) of the Sarbanes-Oxley Act of 2002 , that to my knowledge:


1. The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Emeritus Corporation and will be retained by Emeritus Corporation and furnished to the Securities and Exchange Commission or its staff upon request.





                                            /S/    Raymond  R.  Brandstrom

                                            Raymond  R.  Brandstrom
                                            Chief  Financial  Officer
                                            March  27,  2003